United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

 Current Report

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

August 31, 2021

Date of Report (Date of earliest event reported)

Petra Acquisition Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39603	84-3898466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 West 21st Street New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 622-5800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.001 par value (the “Common Stock”), and one redeemable warrant	PAICU	The Nasdaq Stock Market LLC
Common Stock included as part of the units	PAIC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Common Stock at an exercise price of $11.50 per share	PAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 30,2021, Petra Acquisition Inc. (“PAI”) and Revelation Biosciences, Inc. (“Revelation”) issued a joint press release announcing the execution of the Agreement and Plan of Merger between PAI, Revelation and Petra Acquisition Merger, Inc. (the “Merger Agreement”), and announcing that PAI and Revelation will hold an investor conference call on August 30, 2021 at 4:30 p.m. Eastern Time (the “Conference Call”). Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the joint press release issued on August 30, 2021 by PAI and Revelation announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the script for the Conference Call.

Attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference is the investor presentation that will be used by PAI in making presentations to certain existing stockholders of PAI and other persons with respect to the transactions contemplated by the Merger Agreement.

The information in this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Important Information and Where To Find It

In connection with the Merger Agreement and transactions contemplated thereby, PAI intends to file relevant materials with the SEC, including a Registration Statement on Form S-4, which will include apreliminary proxy statement/prospectus and a definitive proxy statement/prospectus. Promptly after filing its definitive proxy statement with the SEC, PAI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF PAI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT PAI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PAI, REVELATION AND THE TRANSACTION. The Registration Statement, definitive proxy statement/prospectus, and other relevant materials in connection with the transaction (when they become available), and any other documents filed by PAI with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

PAI and its directors and executive officers may be deemed participants in the solicitation of proxies from PAI’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in PAI will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about PAI’s directors and executive officers and their ownership of PAI common stock is set forth in PAI’s prospectus, dated October 7, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

REVELATION and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of PAI in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, . Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on PAI’s and REVELATION’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of PAI or Revelation or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the PAI trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to Revelation at the closing should any material redemption requests be made by the PAI stockholders (since the sources of cash projected in this press release assume that no redemptions will be requested by PAI stockholders); (5) the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; (6) the amount of costs related to the business combination; (7) Revelation’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; (9) the ability of Revelation to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation’s product candidates; (12) the clinical utility of an increase in intranasal IP-10 levels as a treatment for viral infections; the ability to complete planned clinical studies of REVTx-99; (13) expected initiation of the clinical studies, the timing of clinical data; (14) the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; (15) the outcome of data collected, including whether the results of such data and/or correlation can be replicated; (16) the timing, costs, conduct and outcome of our other clinical studies; (17) the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; (18) the success of future development activities for REVTx-99 and expanded indications, REVTx-200, REVDx-501, or any other product candidates; (19) potential indications for which product candidates may be developed; (20) the potential impact that COVID-19 may have on Revelation’s suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (21) the expected duration over which Revelation’s balances will fund its operations; (22) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of PAI for its initial public offering dated October 7, 2020 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed business combination, including those under “Risk Factors” therein, and in PAI’s other filings with the SEC. PAI cautions that the foregoing list of factors is not exclusive. PAI and REVELATION caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. PAI and REVELATION do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

 Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

99.1*	Press Release dated August 30, 2021
99.2*	Conference Call Script
99.3*	Investor Presentation dated August 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2021

PETRA ACQUISITION INC.

By:	/s/ Andreas Typaldos
Name:	Andreas Typaldos
Title:	Chief Executive Officer

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